Exhibit 4.1

INCORPORATED UNDER THE LAWS OF CANADA

WORLD HEART

TECHNOLOGY for LIFE

NUMBER WHC1932976	SHARES *12345678901******** **12345678901******* ***12345678901****** ****12345678901***** *****12345678901****

This Certifies That

PROOF * VHC1532976 * CA9809053015 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NORMAL OR PAR VALUE OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * PROOF * WHC1932976 * CA9809053015 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES. [ILLEGIBLE] OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * PROOF * WHC1932976 * CA5869053015 * 12345678901 FULL PAID NON-ASSESSABLE COMMON SHARES, WITHOUT NORMAL OR PAR VALUE, OF WORLD HEART CORPORATION [ILLEGIBLE] * WORLD HEART CORPORATION * PROOF * WHC1932976 * CA9809053015 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * PROOF * WHC1932976 * CA9809053015 * 12345678901FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * PROOF * WHC1932976 * CA9809053015 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * PROOF WHC1932976 * CA9809353015 * 12345678901 FULLY PAID AND NON

Is The Registered Holder Of

* PROOF * WHC1932976 * CA9809053015 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT NOMINAL OR PAR VALUE OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * [ILLEGIBLE] * CA9809053015 * 12345678901 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF WORLD HEART CORPORATION * WORLD HEART CORPORATION * PROOF * WHC1932976 *

ISIN: CA9809053015 CUSIP: 980905301

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF WORLD HEART CORPORATION

transferable only on the books of the Corporation by the registered holder hereof in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is no valid until countersigned and registered by the Registrar and Transfer Agent duly authorized by the Corporation.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.

DATED: MAY 25, 2007

COUNTERSIGNED AND REGISTERED
President and CEO	CIBC MELLON TRUST COMPANY
REGISTRAR AND TRANSFER AGENT OR MELLON INVESTOR SERVICES LLC
CO-TRANSFER AGENT AND CO-REGISTRAR

BY:
Secretary	Authorized Signature

The shares represented by this certificate are transferable at the office of CIBC Mellon on Trust Company in Toronto, Ontario and Mellon Investor Services, LLC in Jersey City, NI, USA

84740140 G PROOF 00050449	SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITÉ AU VERSO	999999999 G3275339

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Print name(s) of person(s) to whom the securities are being transferred and the address for the register)                                                                                                                                                                                                                            shares (number of shares if blank, deemed to be all) shares of the Company represented by this certificate, and hereby irrevocably constitutes and appoints                                                                          the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

Dated

Signature Guarantee(s)*	Transferor(s) Signature(s)*
(the transfer cannot be processed without acceptable guarantees of all signatures)

* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes. In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).

THE CLASS OF SHARES THAT THIS CERTIFICATE REPRESENTS HAS RIGHTS, PREVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO AND THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE TEXT OF (i) THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED TO EACH CLASS AUTHORIZED TO BE ISSUED AND TO EACH SERIES INSOPAR AS THE SAME HAVE BEEN FIXED BY THE DIRECTORS, AND (ii) THE AUTHORITY OF THE DIRECTORS TO FIX THE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS OF SUBSEQUENT SERIES.

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT OT VERIFY WATERMARK.

PAPIER FILIGRANÉ. NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIERE.